INCOME TAXES (Tables)	12 Months Ended
Dec. 31, 2022
INCOME TAXES
Schedule of reconciliation of income tax expense
	2022	2021
Current:
Federal	$-	$-
State	-	-
Foreign	-	-
	-	-
Deferred
Federal	(980,426)	(292,851)
State	(51,256)	(81,363)
	(1,031,682)	(374,214)
Valuation allowance	1,031,682	374,214
Total provision for income taxes	$-	$-

Schedule of net deferred tax assets
	2022	2021
Depreciation and amortization	$-	$-
Reserves and accruals	171,889	171,338
Research and development credits	-	-
Net operating loss carryforwards	1,586,709	555,578
Gross deferred tax assets	1,758,598	726,916

Valuation allowance	(1,758,598)	(726,916)

Net deferred tax assets	$-	$-

Schedule of reconciliation of the federal income tax provision
	Year Ended December 31,
	2022	2021
Statutory federal income tax rate	21.0%	21.0%
State income taxes, net of federal benefit	0.7%	5.2%
Stock based compensation	(0.7%)	0.0%
Permanent differences	0.0%	(1.1%)
Change in valuation allowance	(21.0%)	(23.9%)
Effective tax rate	0.0%	1.2%